UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 17, 2017

Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2017, the Board of Directors (the "Board") of Kellogg Company (the “Company”) made compensation determinations with respect to the Company’s named executive officers, and the Compensation and Talent Management Committee of the Board adopted the 2017-2019 Executive Performance Plan, each as set forth below.

2017-2019 Executive Performance Plan. The Compensation and Talent Management Committee of the Board approved the 2017-2019 Executive Performance Plan (“2017-2019 EPP”) under which certain senior executives and other employees would be eligible to receive a portion of their long-term incentives in the form of performance shares based on the achievement of targets for currency-neutral comparable operating margin percentage during fiscal year 2019 and relative total shareowner return. Awards are paid in shares at the end of the performance period, except for amounts withheld by the Company for statutory withholding requirements. In addition, the independent members of the Board granted 2017-2019 EPP target awards (“Awards”) of 62,300 shares for John Bryant; 15,500 shares for Paul Norman; 12,200 shares for Gary Pilnick; and 8,100 shares for Alistair Hirst. Participants in the 2017-2019 EPP have the opportunity to earn between 0% and 200% of their EPP target. Dividends are not paid on unvested EPP awards. A copy of the 2017-2019 EPP is attached as Exhibit 10.1 and is incorporated in its entirety into this Item.

RSU Grants. The independent members of the Board approved the following grants of restricted stock units (“RSUs”) to named executive officers of the Company: 3,100 RSUs for Mr. Norman; 2,400 RSUs for Mr. Pilnick; and 1,600 RSUs for Mr. Hirst. Awards are paid in shares at the end of the performance period, except for amounts withheld by the Company for statutory withholding requirements. Dividends are not paid on unvested RSUs. Under the terms of the grants, the RSUs vest on the third anniversary of the grant date. A copy of the form of RSU terms and conditions for the grants is attached as Exhibit 10.2 and is incorporated in its entirety into this Item.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit 10.1    2017-2019 Executive Performance Plan
Exhibit 10.2    Form of Restricted Stock Unit Terms and Conditions

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

Date: February 24, 2017	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Vice Chairman

EXHIBIT INDEX

10.1	2017-2019 Executive Performance Plan
10.2	Form of Restricted Stock Unit Terms and Conditions